Exhibit 10.8

EXECUTION COPY

CONTRIBUTION, CONVEYANCE

AND ASSUMPTION AGREEMENT

Among

HILAND PARTNERS, LP,

HILAND OPERATING, LLC,

HILAND GP, LLC,

HILAND LP, LLC,

CONTINENTAL GAS, INC.

HILAND PARTNERS GP, LLC,

HILAND PARTNERS, LLC,

CONTINENTAL GAS HOLDINGS, INC.,

HILAND ENERGY PARTNERS, LLC,

HAROLD HAMM,

HAROLD HAMM HJ TRUST

HAROLD HAMM DST

EQUITY FINANCIAL SERVICES, INC

RANDY MOEDER,

And

KEN MAPLES

EFFECTIVE AS OF

FEBRUARY 15, 2005

CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT

THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of February 15, 2005, is entered into by and among HILAND PARTNERS, LP, a Delaware limited partnership (“MLP”), HILAND OPERATING, LLC, a Delaware limited liability company (“OLLC”), HILAND GP, LLC, a Delaware limited liability company (“Hiland GP LLC”), HILAND LP, LLC, a Delaware limited liability company (“Hiland LP LLC”), CONTINENTAL GAS, INC., an Oklahoma corporation (“Continental Inc.”), HILAND PARTNERS GP, LLC, a Delaware limited liability company (“GP”), HILAND PARTNERS, LLC, an Oklahoma limited liability company (“Hiland LLC”), CONTINENTAL GAS HOLDINGS, INC., a Delaware corporation (“New Continental”), HILAND ENERGY PARTNERS, LLC, a Delaware limited liability company (“New Hiland LLC”), HAROLD HAMM, an individual residing in Enid, Oklahoma (“Mr. Hamm”), the HAROLD HAMM HJ TRUST (“HJ Trust”), the HAROLD HAMM DST TRUST (“DST Trust”), EQUITY FINANCIAL SERVICES, INC., an Oklahoma corporation (“Equity Financial”), RANDY MOEDER, an individual residing in Enid, Oklahoma (“Mr. Moeder”) and KEN MAPLES, an individual residing in Enid, Oklahoma (“Mr. Maples”).  The parties to this agreement are collectively referred to herein as the “Parties.”  Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.

RECITALS

A.                                   Continental Inc. and GP have formed MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware Act”), for the purpose of engaging in any business activity that is approved by GP and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act.

B.                                     In order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

 1.                                    Continental Inc., HJ Trust, DST Trust and Equity Financial have formed GP, to which Continental Inc. contributed $648.50 in exchange for 6,141 GP Class B Units, representing a 64.85% economic non-voting member interest in GP, DST Trust contributed $206.50 in exchange for 1,956 GP Class B Units, representing a 20.65% economic non-voting member interest in GP, HJ Trust contributed $137.60 in exchange for 1,303 GP Class B Units, representing a 13.76% economic non-voting member interest in GP and Equity Financial contributed $7.40 in exchange for 70 GP Class B Units, representing a 0.74% economic non-voting member interest in GP.

 2.                                    Continental Inc. and GP have formed MLP, to which Continental Inc. contributed $980 in exchange for a 98% limited partner interest in MLP (the “Continental MLP Interest”), and GP contributed $20 in exchange for a 2% general partner interest in MLP.

 3.                                    MLP has formed OLLC, to which MLP contributed $1,000 in exchange for all of the member interests in OLLC.

 4.                                    Mr. Hamm, DST Trust and HJ Trust formed New Continental, to which Mr. Hamm contributed $907 in exchange for 9,070 shares of common stock, par value $1.00 per share, of New Continental (“New Continental Common Stock”), DST Trust contributed $55.80 in exchange for 558 shares of New Continental Common Stock and HJ Trust contributed $37.20 in exchange for 372 shares of New Continental Common Stock.  The shares of New Continental Common Stock that were so issued to Mr. Hamm, DST Trust and HJ Trust represent all of the outstanding shares of New Continental Common Stock and are referred to herein as the “New Continental Shares.”

 5.                                    New Continental has formed Hiland GP LLC, to which it contributed $1,000 in exchange for all of the member interests in Hiland GP LLC.

 6.                                    New Continental has formed Hiland LP LLC, to which it contributed $1,000 in exchange for all of the member interests in Hiland LP LLC.

 7.                                    Hiland has formed New Hiland LLC, to which it contributed $1,000 in exchange for all of the member interests in New Hiland LLC.

 8.                                    Mr. Hamm has formed HH GP Holding, LLC, a Delaware limited liability company (“Holding LLC”), to which he has contributed $1,000 in exchange for all of the membership interest in Holding LLC.

 9.                                    Hiland LLC has conveyed all of its assets, other than its assets related to the Bakken Gathering System to New Hiland LLC as a capital contribution pursuant to, and in accordance with, that certain Assignment, Conveyance and Bill of Sale between Hiland LLC and New Hiland LLC (“Hiland Conveyance and Bill of Sale”) dated as of November 23, 2004 and that certain Bill of Sale between Hiland LLC and New Hiland LLC dated as of November 23, 2004 (collectively, the “Specific Conveyances”).

C.                                     Concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

 1.                                    New Hiland LLC will distribute $0.6 million in cash and all of its accounts receivables to Hiland LLC.

 2.                                    Hiland LLC will distribute all of its member interests in New Hiland LLC to DST Trust, HJ Trust and Equity Financial as follows:  (i) DST Trust will receive a 58.8% member interest in New Hiland LLC, (ii) HJ Trust will receive a 39.2% member interest in New Hiland LLC and (iii) Equity Financial will receive a 2.0% member interest in New Hiland LLC.

 3.                                    Mr. Hamm, DST Trust and HJ Trust will convey all of their shares of common stock, no par value, of Continental Inc. (“Continental Common Stock”), representing all of the outstanding shares of Continental Common Stock (the “Continental Shares”) to New Continental as a capital contribution.

 4.                                    New Continental will contribute 0.001 of a share of Continental Common Stock to Hiland GP LLC and will contribute 99.999 shares of Continental Common Stock to Hiland LP LLC, in each case as a capital contribution.

 5.                                    Continental Inc. will convert from a corporation to an Oklahoma limited partnership, under Section 1090.5 of the Oklahoma General Corporation Act (the “OGCA”), named “Continental Gas Operating, LP” (“Continental LP”) and will designate Hiland GP LLC as its general partner and Hiland LP LLC as its limited partner.

 6.                                    Continental LP will distribute (i) approximately $0.5 million of its cash and all of its accounts receivable to New Continental (.001% and 99.999% on behalf of Hiland GP LLC and Hiland LP LLC, respectively) and (ii) 6,141 Class B Units in GP to New Continental (on behalf of Hiland GP LLC (0.0614 Class B Units) and Hiland LP LLC (6,140.9386 Class B Units)).

 7.                                    Equity Financial, DST Trust and HJ Trust will convey 0.014%, 0.413% and 0.276% member interests in New Hiland LLC, respectively, to GP as a capital contribution and New Continental will convey a 1.297% member interest in Hiland LP LLC to GP as a capital contribution.  Such member interests in New Hiland LLC and Hiland LP LLC have an aggregate value equal to 2% of the equity value of the MLP after the closing of the transactions contemplated by this Agreement and shall be referred to herein as the “Interests.”

 8.                                    GP will issue 330 GP Class B Units representing a 3.3% economic non-voting member interest in GP to Mr. Moeder, and 200 GP Class B Units representing a 2.0% economic non-voting member interest in GP to Mr. Maples.

 9.                                    Holding LLC will contribute $0.94 to GP in exchange for 940 GP Class A Units, Mr. Moeder will contribute $0.04 to GP in exchange for 40 GP Class A Units, and Mr. Maples will contribute $0.02 in exchange for 20 GP Class A Units.

 10.                              GP will contribute the Interests to MLP in exchange for (a) a continuation of its 2% general partner interest in MLP and (b) the issuance of the IDRs.

 11.                              The DST Trust will contribute all of its remaining member interests in New Hiland LLC to MLP in exchange for (a) 148,721 Common Units, representing a 2.14% interest in MLP, (b) 842,752 Sub Units representing a 12.15% interest in MLP and (c) the right to receive reimbursement of certain capitalized expenditures as contemplated herein.

 12.                              The HJ Trust will contribute all of its remaining member interests in New Hiland LLC to MLP in exchange for (a) 99,147 Common Units, representing a 1.43% interest in MLP, (b) 561,834 Sub Units, representing a 8.10% interest in MLP and (c) the right to receive reimbursement of certain capitalized expenditures as contemplated herein.

 13.                              Equity Financial will contribute all of its remaining member interests in New Hiland LLC to MLP in exchange for (a) 5,059 Common Units, representing a 0.07% interest in MLP, (b) 28,665 Sub Units, representing a 0.41% interest in MLP and (c) the right to receive reimbursement of certain capitalized expenditures as contemplated herein.

 14.                              New Continental will contribute all of its remaining member interests in Hiland LP LLC and all of its member interests in Hiland GP LLC to MLP in exchange for (a) 467,073 Common Units, representing a 6.73% interest in MLP, (b) 2,646,749 Sub Units, representing a 38.14% interest in MLP and (c) the right to receive reimbursement of certain capitalized expenditures as contemplated herein.

 15.                              The MLP will redeem and cancel the Continental MLP Interest in exchange for $980 payable to Continental LP and the MLP shall distribute $20 to the GP.

 16.                              The public, through the Underwriters, will contribute approximately $51.75 million in cash, less the Underwriters’ spread of $3.6225 million in exchange for 2,300,000 Common Units.

 17.                              MLP will (a) pay transaction expenses associated with the transactions contemplated by this Agreement in the amount of approximately $1.8 million (exclusive of the Underwriter’s spread), (b) contribute approximately $14.0 million to Continental LP (on behalf of Hiland GP LLC (.001%) and Hiland LP LLC (99.999%)) for the retirement of indebtedness under its term loan (the “Continental Debt”), (c) contribute approximately $8.9 million to New Hiland LLC for the retirement of indebtedness under its term loan (the “Hiland Debt”) and (d) contribute cash to Continental LP and New Hiland LLC to replenish working capital

 18.                              Continental LP and New Hiland LLC will retire the Continental Debt and the Hiland Debt.

 19.                              MLP will convey all of its member interests in New Hiland LLC, Hiland GP LLC and Hiland LP LLC to the OLLC as a capital contribution.

 20.                              The MLP shall redeem from HJ Trust, DST Trust and New Continental 300,000 Common Units on a pro rata basis based on their relative respective ownership of Units immediately following the transactions contemplated by paragraph 16 above (“Pro Rata Basis”) to reimburse them for capital expenditures.

 21.                              The Agreement of Limited Partnership of MLP, the Limited Liability Company Agreement of OLLC and the Limited Liability Company Agreement of GP will be amended and restated to reflect the applicable matters set forth above and as contained in this Agreement.

 22.                              To the extent required by this Agreement, MLP will (a) distribute cash to DST Trust, HJ Trust and Equity Financial in reimbursement of certain capitalized expenditures and (b) distribute cash to New Continental in reimbursement of certain capitalized expenditures.

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1                                      The following capitalized terms shall have the meanings given below.

(a)                                  “Acquisition” means consummation of the transactions contemplated by the terms of this Agreement.

(b)                                 “Agreement” means this Contribution, Conveyance and Assumption Agreement.

(c)                                  “Bakken Gathering System” means all right, title and interest of Hiland LLC in and to the properties, assets and rights relating to the natural gas and gathering system in eastern Montana described in Schedule I to the Omnibus Agreement.

(d)                                 “Common Unit” has the meaning assigned to such term in the Partnership Agreement.

(e)                                  “Effective Time” shall mean 8:00 a.m. New York, New York time on February 15, 2005.

(f)                                    “GP” has the meaning assigned to such term in the opening paragraph of this Agreement.

(g)                                 “IDRs” means “Incentive Distribution Rights” as such term is defined in the Partnership Agreement.

(h)                                 “MLP” has the meaning assigned to such term in the opening paragraph of this Agreement.

(i)                                     “Offering” means the initial public offering by the MLP of Common Units.

(j)                                     “Omnibus Agreement” means that certain Omnibus Agreement of even date herewith, among Continental Resources, Inc., Hiland LLC, Mr. Hamm, GP, New Continental and MLP.

(k)                                  “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of Hiland Partners, LP dated as of February 15, 2005.

(l)                                     “Partnership Group” has the meaning assigned to such term in the Omnibus Agreement.

(m)                               “Registration Statement” means the registration statement on Form S-1 (Registration No. 333-119908) filed by the MLP relating to the Offering.

(n)                                 “Sub Unit” means “Subordinated Unit” as such term is defined in the Partnership Agreement.

(o)                                 “Underwriters” means A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., and RBC Capital Markets Corporation.

ARTICLE 2
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Section 2.1                                      Distribution of Cash by New Hiland LLC to Hiland LLC.  New Hiland LLC hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to Hiland LLC, its successors and assigns, for its and their use forever, $0.6 million of cash and all of its accounts receivables (“Hiland Distributed Working Capital”).

Section 2.2                                      Distribution of New Hiland LLC.  Hiland LLC hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to DST Trust, HJ Trust and Equity Financial, their successors and assigns, for their use forever, all right, title and interest in and to all of Hiland LLC’s 100% member interest in New Hiland LLC as follows:  (a) DST Trust is hereby distributed a 58.8% member interest in New Hiland LLC, (b) HJ Trust is hereby distributed a 39.2% member interest in New Hiland LLC and (c) Equity Financial is hereby distributed a 2.0% member interest in New Hiland LLC.  Each of DST Trust, HJ Trust and Equity Financial hereby accepts such member interests in New Hiland LLC.

Section 2.3                                      Contribution of Continental Common Stock to New Continental.  Each of Mr. Hamm, DST Trust and HJ Trust hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to New Continental, its successors and assigns, for its and their own use forever, all right, title and interest in and to 907, 56 and 37 shares, respectively, of Continental Common Stock, as a capital contribution, representing in the aggregate all of the outstanding shares of Continental Common Stock in exchange for (a) the continuation of Mr. Hamm’s, DST Trust’s and HJ Trust’s ownership of 9,070, 558 and 372 shares of New Continental Common Stock, respectively, and (b) other good and valuable considerations, the sufficiency of which is hereby acknowledged, and New Continental hereby accepts such Continental Shares as a contribution to the capital of New Continental.

Section 2.4                                      Contribution of Continental Common Stock to Hiland GP LLC.  New Continental hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Hiland GP LLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to 0.001 of a share of Continental Common Stock, as a capital contribution, and Hiland GP LLC hereby accepts such Continental Shares as a contribution to the capital of Hiland GP LLC.

Section 2.5                                      Contribution of Continental Common Stock to Hiland LP LLC.  New Continental hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Hiland LP LLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to 99.999 shares of Continental Common Stock, as a capital contribution, and Hiland LP LLC hereby accepts such Continental Shares as a contribution to the capital of Hiland LP LLC.

Section 2.6                                      Conversion of Continental Inc. to Continental LP.  The Parties acknowledge that Continental Inc. has adopted a certificate of conversion in the form attached hereto as Exhibit A and pursuant thereto, has converted to Continental LP, an Oklahoma limited partnership, having (a) Hiland GP LLC as the general partner owning a ..001% general partner interest and (b) Hiland LP LLC as the limited partner owning a 99.999% limited partner interest.

Section 2.7                                      Distribution of Working Capital Assets by Continental LP.  Continental LP hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to New Continental, its successors and assigns, for its use forever, (a) $0.5 million of cash (0.001% and 99.999% on behalf of Hiland GP LLC ($5.00) and Hiland LP LLC ($499,995.00), respectively), and (b) all of its accounts receivable as of immediately prior to the Effective Time (on behalf of Hiland GP LLC (0.01%) and Hiland LP LLC (99.99%)) (collectively, the “Continental Distributed Working Capital”); provided that if the Continental Distributed Working Capital exceeds $9,971,214 the amount of accounts receivable distributed pursuant to this Section 2.7 shall be reduced such that the Continental Distributed Working Capital distributed pursuant to this Section 2.7 shall equal $9,971,214. New Continental hereby accepts such working capital assets as a distribution.

Section 2.8                                      Distribution of GP by Continental LP.  Continental LP hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to New Continental, its successors and assigns, for its use forever, all right, title and interest in and to all of its 6,141 Class B Units in GP (on behalf of Hiland GP LLC (.0614 Class B Units)) and Hiland LP LLC (6,140.9386 Class B Units)). New Continental hereby accepts such member interests in GP as a distribution.

Section 2.9                                      Contribution of Interests to GP.  Each of Equity Financial, DST Trust and HJ Trust hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to GP, its successors and assigns, for its and their own use forever, all right, title and interest in and to a 0.014%, 0.413% and 0.276%, respectively, member interests in New Hiland LLC, as a capital contribution, and New Continental hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to GP, its successors and assigns, for its and their own use forever, all right, title and interest in and to a 1.297% member interest in Hiland LP LLC, as a capital contribution, in each case in exchange for (a) the continuation of Equity Financial’s, DST Trust’s, HJ Trust’s and New Continental’s ownership of 70, 1,956, 1,303 and 6,141 GP Class B Units and (b) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and GP hereby accepts such member interests in New Hiland LLC and such member interest in Hiland LP LLC as contributions to the capital of GP.  The Parties acknowledge that the Interests have an aggregate value equal to 2% of the equity value of the MLP after the closing of the transactions contemplated by this Agreement.

Section 2.10                                Issuance of GP Class B Units.  GP hereby issues to Mr. Moeder and Mr. Maples, their successors and assigns, for their use forever, all right, title and interest in and to 330 GP Class B Units and 200 GP Class B Units, respectively, representing a 3.3% and 2.0%, respectively, member interest in GP.

Section 2.11                                Purchase of GP Class A Units.  Holding LLC hereby contributes $0.94 to GP in exchange for 940 GP Class A Units, representing a 94% voting interest in GP.  Mr. Moeder hereby contributes $0.04 to GP in exchange for 40 GP Class A Units, representing a 4% voting interest in GP, and Mr. Maples hereby contributes $0.02 to GP in exchange for 20 GP Class A Units, representing a 2% voting interest in GP.

Section 2.12                                Contribution of the Interests by GP to MLP.  GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Interests, as a capital contribution, in exchange for (a) a continuation of its 2% general partner interest in MLP, (b) the issuance of the IDRs, and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts the Interests as a contribution to the capital of MLP.

Section 2.13                                Contribution of an Interest in New Hiland LLC by DST Trust to MLP.  DST Trust hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to all of its 58.387% member interest in New Hiland LLC, as a capital contribution, in exchange for (a) 148,721 Common Units, representing a 2.14% interest in MLP, (b) 842,752 Sub Units representing a 12.15% interest in MLP, (c) the right to receive, if any, an amount in cash equal to the product of 0.588 and the Hiland Excess Distribution Amount (as defined below) in reimbursement of certain capitalized expenditures and (d) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts such membership interest in New Hiland LLC as a contribution to the capital of MLP.  “Hiland Excess Distribution Amount” shall mean the amount by which $5,399,858 exceeds the amount of Hiland Distributed Working Capital.

Section 2.14                                Contribution of an Interest in New Hiland LLC by the HJ Trust to MLP.  HJ Trust hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to all of its 38.924% member interest in New Hiland LLC as a capital contribution, in exchange for (a) 99,147 Common Units, representing a 1.43% interest in the MLP, (b) 561,834 Sub Units representing a 8.10% interest in the, (c) the right to receive, if any, an amount in cash equal to the product of 0.392 and the Hiland Excess Distribution Amount in reimbursement of certain capitalized expenditures and (d) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts such membership interest in New Hiland LLC as a contribution to the capital of MLP.

Section 2.15                                Contribution of an Interest in New Hiland LLC by Equity Financial to MLP.  Equity Financial hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to all of its 1.986% member interest in New Hiland LLC, as a capital contribution, in exchange for (a) 5,059 Common Units, representing a 0.07% interest in MLP and (b) 28,665 Sub Units representing a 0.41% interest in MLP, (c) the right to receive, if any, an amount in cash equal to the product of 0.02 and the Hiland Excess Distribution Amount in reimbursement of certain capitalized expenditures and (d) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts such member interest in New Hiland LLC as a contribution to the capital of MLP.

Section 2.16                                Contribution of Interests in Hiland GP LLC and Hiland LP LLC by New Continental to MLP.  New Continental hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to all of its 100% member interest in Hiland GP LLC and all of its 98.703% member interest in Hiland LP LLC in exchange for (a) 467,073 Common Units, representing a 6.73% interest in MLP, (b) 2,646,749 Sub Units, representing a 38.14% interest in MLP, (c) the right to receive, if any, the Continental Excess Distribution Amount in reimbursement of certain capitalized expenditures and (d) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts such membership interests in Hiland GP LLC and Hiland LP LLC as a contribution to the capital of MLP. The “Continental Excess Distribution Amount” shall mean the amount by which $9,971,214 exceeds the Continental Distributed Working Capital distributed by Continental LP pursuant to Section 2.7.

Section 2.17                                Redemption of Initial MLP Interests; Distribution to GP.  The MLP hereby redeems from Continental LP and retires the Continental MLP Interest in exchange for a payment in cash to Continental LP equal to $980.00.  The MLP hereby distributes $20.00 in cash to the GP.

Section 2.18                                Public Cash Contribution.  The Parties acknowledge a capital contribution by the public through the Underwriters to MLP of approximately $51.75 million in cash ($48.1275 million net to MLP after the underwriters’ spread of $3.6225 million) in exchange for 2,300,000 Common Units.

Section 2.19                                Payment of Transaction Costs; Retirement of Hiland Debt and Continental Debt.  The Parties acknowledge (a) payment by MLP, in connection with the Acquisition, of transaction expenses in the amount of approximately $1.8 million (exclusive of the Underwriter’s spread), (b) retirement by MLP of approximately $14.0 million of debt of Continental, (c) retirement by MLP of approximately $8.9 million of debt of Hiland and (d) contribution by MLP of cash to Continental LP and New Hiland LLC to replenish working capital.

Section 2.20                                Contribution of New Hiland LLC, Hiland GP LLC and Hiland LP LLC by MLP to OLLC.  MLP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to OLLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to all of its 100% member interests in New Hiland LLC, Hiland GP LLC and Hiland LP LLC, as a capital contribution, in exchange for (a) a continuation of its 100% membership interest in OLLC, and (b) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and OLLC hereby accepts such membership interests in New Hiland LLC, Hiland GP LLC and Hiland LP LLC as a contribution to the capital of OLLC.

Section 2.21                                Redemption of Common Units.  MLP hereby redeems 41,604 Common Units from HJ Trust, 62,405 Common Units from DST Trust and 195,991 Common Units from New Continental (collectively, the “Redeemed Units”) in exchange for payments of $870,563.70, $1,305,824.63 and $4,101,111.67, respectively, which are being made in reimbursement of certain capitalized expenditures.  Pursuant to such redemption, each of HJ Trust, DST Trust and New Continental hereby grants, bargains, conveys, assigns, transfers sets over and delivers to MLP their respective Redeemed Units.

ARTICLE 3

ADDITIONAL TRANSACTIONS

Section 3.1                                      Distribution in Reimbursement of Capitalized Expenditures.  Within 30 days after the date of this Agreement, MLP shall (a) distribute, grant, bargain, convey, assign, transfer, set over and deliver to New Continental, for its use forever an amount in cash equal to the Continental Excess Distribution Amount, if any, and (b) distribute, grant, bargain, convey, assign, transfer, set over and deliver to (i) DST Trust an amount in cash equal to the product of 0.588 and the Hiland Excess Distribution Amount, if any, to satisfy the right to reimbursement of capitalized expenditures, (ii) HJ Trust an amount in cash equal to the product of 0.392 and the Hiland Excess Distribution Amount, if any, to satisfy the right to reimbursement of capitalized expenditures and (iii) Equity Financial an amount in cash equal to the product of 0.02 and the Hiland Excess Distribution Amount, if any, to satisfy the right to reimbursement of capitalized expenditures.

ARTICLE 4
TITLE MATTERS

Section 4.1                                      Encumbrances.

(a)                                  Except to the extent provided in Article 2 or any other document executed in connection with this Agreement or the Offering including, without limitation, the Omnibus Agreement, the contribution and conveyance (by operation of law or otherwise) of the various physical assets owned by Hiland LLC or Continental Gas as reflected in this Agreement (collectively, the “Assets”) are made expressly subject to all matters of record (other than consensual liens) to the extent that such matters are valid and in force and effect with respect to the Assets or that a current survey on the ground would show and all matters contained in the Specific Conveyances.

(b)                                 To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 4.1(a) immediately above shall also be applicable to the conveyances under such documents.

Section 4.2                                      Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

(a)                                  EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION THE OMNIBUS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS.  EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES.  EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY.  EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE

MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION.  THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT.  THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT.

(b)                                 The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective parties receiving such contributions, and all persons claiming by, through and under such parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

(c)                                  Each of the Parties agrees that the disclaimers contained in this Section Section 4.2 are “conspicuous” disclaimers.  Any covenants implied by statute or law by the use of the words “grant,” “convey,” “bargain,” “sell,” “assign,” “transfer,” “deliver,” or “set over” or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

ARTICLE 5
FURTHER ASSURANCES

Section 5.1                                      Further Assurances.  From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

Section 5.2                                      Other Assurances.  From time to time after the Effective Time, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.  Without limiting the generality of the foregoing, the Parties acknowledge that the parties have used their good faith efforts to attempt to identify all of the assets being contributed to the MLP or its subsidiaries as required in connection with the Offering.  However, due to the age of some of those assets and the difficulties in locating appropriate data with respect to some of the assets it is possible that assets intended to be contributed to the MLP or its subsidiaries were not identified and therefore are not included in the assets contributed to the MLP or its subsidiaries.  It is the express intent of the Parties that the MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement.  To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate members of the Partnership Group.  To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate members of the Partnership Group.  Likewise, to the extent that assets are identified at a later date that were not intended by the parties to be conveyed as reflected in the Registration Statement, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate party.

ARTICLE 6
EFFECTIVE TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2 or Article 3 of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article 2 and Article 3 of this Agreement shall be effective and operative in accordance with Article 7, without further action by any party hereto.

ARTICLE 7
MISCELLANEOUS

Section 7.1                                      Order of Completion of Transactions.  The transactions provided for in Article 2 and Article 3 of this Agreement shall be completed immediately following the Effective Time in the following order: first, the transactions provided for in Article 2 shall be completed in the order set forth therein; and second, following the completion of the transactions as provided in Article 2, the transactions, if they occur, provided for in Article 3 shall be completed.

Section 7.2                                      Costs.  Except for the transaction costs set forth in Section 2.21, the OLLC shall pay all expenses, fees and costs, including but not limited to, all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith.  In addition, the OLLC shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Section 5.1 or Section 5.2.

Section 7.3                                      Headings; References; Interpretation.  All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement.  All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.  The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 7.4                                      Successors and Assigns.  The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 7.5                                      No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 7.6                                      Counterparts.  This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

Section 7.7                                      Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oklahoma applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.

Section 7.8                                      Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 7.9                                      Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.

Section 7.10                                Integration.  This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

Section 7.11                                Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

HILAND PARTNERS, LP

By:	Hiland Partners GP, LLC, its general partner

/s/ RANDY MOEDER
Name: Randy Moeder
Title: President and Chief Executive Officer

HILAND PARTNERS GP, LLC

/s/ RANDY MOEDER
Name: Randy Moeder
Title: President and Chief Executive Officer

HILAND OPERATING, LLC

/s/ RANDY MOEDER
Name: Randy Moeder
Title: Chief Executive Officer

CONTINENTAL GAS, INC.

/s/ HAROLD HAMM
Name: Harold Hamm
Title: Chief Executive Officer

HILAND GP, LLC

/s/ RANDY MOEDER
Name: Randy Moeder
Title: President and Chief Executive Officer

[Signature Page to the Contribution Agreement]

HILAND LP, LLC

/s/ RANDY MOEDER
Name: Randy Moeder
Title: President and Chief Executive Officer

CONTINENTAL GAS HOLDINGS, INC.

/s/ RANDY MOEDER
Name: Randy Moeder
Title: President and Chief Executive Officer

HILAND ENERGY PARTNERS, LLC

/s/ RANDY MOEDER
Name: Randy Moeder
Title: President and Chief Executive Officer

EQUITY FINANCIAL SERVICES, INC.

/s/ RANDY MOEDER
Name: Randy Moeder
Title: President and Chief Executive Officer

[Signature Page to the Contribution Agreement]

HAROLD HAMM DST TRUST

/s/ BERT MACKIE
Name: Bert Mackie
Title: Trustee

HAROLD HAMM HJ TRUST

/s/ BERT MACKIE
Name: Bert Mackie
Title: Trustee

/s/ HAROLD HAMM
HAROLD HAMM

/s/ RANDY MOEDER
RANDY MOEDER

/s/ KEN MAPLES
KEN MAPLES

[Signature Page to the Contribution Agreement]